PROSPECTUS

                               PRASAD GROWTH FUND

                                February 1, 2000


                        The Tower at Erieview, Suite 1005
                             1301 East Ninth Street
                              Cleveland, Ohio 44114

                                 (877) 59 FUNDS
                                 (216) 736-3500



Investment Objective:                    Capital Appreciation
Minimum Investment                       Initial $1,000
                                         Subsequent $100
Sales Charge:                            None, 100% No-Load
12(b)1 Fee:                              None
Exit or Redemption fee:                  None


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                               RISK/RETURN SUMMARY

Investment Objective

         The Fund's investment objective is to obtain capital appreciation.

Principal Investment Strategies

     The Fund seeks its investment objective principally by investing at least 65% of its total assets in equity securities. Equity securities are common stocks and preferred stocks and securities convertible into or exchangeable for common stocks or preferred stocks.

     The Fund's Adviser emphasizes a "growth" style of investing. In selecting equity securities, the Adviser will seek to invest in companies which have high earnings growth rates and which currently demonstrate superior long term capital appreciation relative to other equity securities and the S&P 500 Index.

     When the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market mutual funds, high-quality short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

     The Fund is not restricted with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions and market prices may dictate and its investment policies may require. A high rate of portfolio turnover in any year will increase brokerage commissions paid by the Fund, thus reducing the Fund's total return, and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders.

Main Risks

     General Risks. Investing for capital appreciation ordinarily exposes capital to added risk. Shares of the Fund are intended for you only if you are able and willing to take such risk. There can be no assurance that the Fund's investment objective will be attained. The Fund's share price may decline and you could lose money.

     Stock Market Risks. The stock market is subject to significant fluctuations in value as a result of political, economic and market developments. If the stock market declines in value, the Fund's share price is likely to decline in value.

     Growth Stock Risks. There is no assurance that the Fund's "growth" style of investing will achieve its desired result. In fact, the Fund may decline in value as a result of emphasizing this style of investing. "Growth" stocks generally are more expensive relative to their earnings or assets than other types of stocks. Consequently, these stocks are more volatile than other types of stocks. In particular, growth stocks are very sensitive to changes in their earnings. Negative developments in this regard could cause a stock to decline dramatically, resulting in a decrease in the Fund's share price.

     Non-Diversification. The Fund is a "non-diversified" fund. The Fund is considered "non-diversified" because, compared to other funds, a higher percentage of the Fund's assets may be invested in the shares of a limited number of companies. The Fund's portfolio securities, therefore, may be more susceptible to a decline in value as a result of any single economic, political, or regulatory occurrence than the portfolio securities of a "diversified" fund.

Bar Chart and Performance Table

     The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing the Fund's performance for its only full calendar year and by showing how the Fund's average annual returns for a one-year period and the life of the Fund compare to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

(GRAPH)

     During the life of the Fund, the highest return for a quarter was 85.04% (quarter ending December 31, 1999) and the lowest return for a quarter was -14.07% (quarter ending September 30, 1999).



      Average Annual Total Returns               Past                   Life
(for the periods ending December 31,1999)      One Year               of Fund
-------------------------------------------------------------------------------
          Prasad Growth Fund                     52%                     62%

      Standard & Poor's 500 Index                21%                     21%



                          FEES AND EXPENSES OF THE FUND

     This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund). *

Management Fees                                           1.50%
Other Expenses                                            0.00%
Total Annual Fund Operating Expenses                      1.50%


     * A shareholder who requests that the proceeds of a redemption be sent by wire transfer will be charged for the cost of such wire, which is $10.00 as of the date of this Prospectus (subject to change without notice).

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

          1 year          3  years          5  years           10   years
           $153             $474              $818               $1,791



                             HOW TO PURCHASE SHARES

     Shares may be purchased by any investor without a sales charge. A minimum initial investment of $1,000 is required to open an account with subsequent minimum investments of $100. Investment minimums may be waived at the discretion of the Fund.

Shareholders Accounts

     When a shareholder invests in the Fund, Mutual Shareholder Services LLC ("Mutual Shareholder Services"), the Transfer Agent for the Fund, will establish an open account to which all full and fractional shares will be credited, together with any dividends and capital gains distributions, which are paid in additional shares unless the shareholder otherwise instructs the Transfer Agent. Stock certificates will be issued for full shares only when requested in writing. Each shareholder is notified of the status of his account following each purchase or sale transaction.

Initial Purchase

  The initial purchase may be made by check or by wire in the following manner:

By Check. The Account Application which accompanies this Prospectus should be completed, signed, and, along with a check for the initial investment payable to Prasad Series Trust, mailed to: Mutual Shareholder Services, The Tower at Erieview, Suite 1005, 1301 East Ninth Street, Cleveland, Ohio 44114.

By Wire. In order to expedite the investment of funds, investors may advise their bank or broker to transmit funds via Federal Reserve Wire System to: Fifth Third Bank, ABA #042 000 314, for further credit to Account No. 729-37951, Prasad Growth Fund. Also provide the shareholder's name and account number. In order to obtain this needed account number and receive additional instructions, the investor may contact, prior to wiring funds, Mutual Shareholder Services, at
(877) 59 FUNDS or (216) 736-3500. The investor's bank may charge a fee for the wire transfer of funds.

Subsequent Purchases

         Investors may make additional purchases in the following manner:

By Check. Checks made payable to Prasad Series Trust should be sent, along with the stub from a previous purchase or sale confirmation, to Mutual Shareholder Services, The Tower at Erieview, Suite 1005, 1301 East Ninth Street, Cleveland, OH 44114.

By Wire. Funds may be wired by following the previously discussed wire instructions for an initial purchase.

By Telephone. Investors may purchase shares up to an amount equal to 3 times the market value of shares held in the shareholder's account in the Fund on the preceding day for which payment has been received, by telephoning Mutual Shareholder Services, at (877) 59 FUNDS or (216) 736-3500 and identifying their account by number. Shareholders wishing to avail themselves of this privilege must complete a Telephone Purchase Authorization Form which is available from the Fund. A confirmation will be mailed and payment must be received within 3 business days of date of purchase. If payment is not received within 3 business days the Fund reserves the right to redeem the shares purchased by telephone, and if such redemption results in a loss to the Fund, redeem sufficient additional shares from the shareholder's account to reimburse the Fund for the loss. Payment may be made by check or by wire. The Adviser has agreed to hold the Fund harmless from net losses resulting from this service to the extent, if any, not reimbursed from the shareholder's account. This telephone purchase option may be discontinued without notice.

Price of Shares

     The price paid for shares of the Fund is the net asset value per share of the Fund next determined after receipt by the Transfer Agent of your investment in proper form, except that the price for shares purchased by telephone is the net asset value per share next determined after receipt of telephone instructions. Net asset value per share is computed as of the close of business (currently 4:00 P.M., New York time) each day the New York Stock Exchange is open for trading and on each other day during which there is a sufficient degree of trading in the Fund's investments to affect materially net asset value of its redeemable securities.

 The assets of the Fund are valued primarily on the basis of market quotations.

Other Information Concerning Purchase of Shares

     The Fund reserves the right to reject any order, to cancel any order due to non-payment and to waive or lower the investment minimums with respect to any person or class of persons. If an order is canceled because of non-payment or because your check does not clear, you will be responsible for any loss that the Fund incurs. If you are already a shareholder, the Fund can redeem shares from your account to reimburse it for any loss. The Adviser has agreed to hold the Fund harmless from net losses to the Fund resulting from the failure of a check to clear to the extent, if any, not recovered from the investor. For purchases of $50,000 or more, the Fund may, in its discretion, require payment by wire or cashier's or certified check.


                              HOW TO REDEEM SHARES

     All shares of the Fund offered for redemption will be redeemed at the net asset value per share of such class of the Fund next determined after receipt of the redemption request, if in good order, by the Transfer Agent. See "Price of Shares." Because the net asset value of the Fund's shares will fluctuate as a result of changes in the market value of securities owned, the amount a stockholder receives upon redemption may be more or less than the amount paid for the shares. Redemption proceeds will be mailed to the shareholder's registered address of record or, if $5,000 or more, may be transmitted by wire, upon request, to the shareholder's pre-designated account at a domestic bank. The shareholder will be charged for the cost of such wire. If shares have been purchased by check and are being redeemed, redemption proceeds will be paid only after the check used to make the purchase has cleared (usually within 15 days after payment by check). This delay can be avoided if, at the time of purchase, the shareholder provides payment by certified or cashier's check or by wire transfer.

Redemption by Mail

     Shares may be redeemed by mail by writing directly to the Funds' Transfer Agent, Mutual Shareholder Services, The Tower at Erieview, Suite 1005, 1301 East Ninth Street, Cleveland, Ohio 44114. The redemption request must be signed exactly as the shareholder's name appears on the registration form, with the signature guaranteed, and must include the account number. If shares are owned by more than one person, the redemption request must be signed by all owners exactly as the names appear on the registration.

     If a shareholder is in possession of the stock certificate, these certificates must accompany the redemption request and must be endorsed as registered with a signature guarantee. Additional documents may be required for registered certificates owned by corporations, executors, administrators, trustees or guardians. A request for redemption will not be processed until all of the necessary documents have been received in proper form by the Transfer Agent. A shareholder in doubt as to what documents are required should contact Mutual Shareholder Services at (877) 59 FUNDS or (216) 736-3500.

     You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public is not an acceptable guarantor. The Fund may in its discretion waive the signature guarantee in certain instances.

Redemption by Telephone

     Shares may be redeemed by telephone by calling Mutual Shareholder Services at (877) 59 FUNDS or (216) 736-3500 between 9:00 A.M. and 4:00 P.M. eastern time on any day the New York Stock Exchange is open for trading. An election to redeem by telephone must be made on the initial application form or on other forms prescribed by the Fund which may be obtained by calling the Fund at (877) 59 FUNDS or (216) 736-3500. This form contains a space for the shareholder to supply his own four digit identification number which must be given upon request for redemption. The Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. If the Fund fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. Any changes or exceptions to the original election must be made in writing with signature guaranteed, and will be effective upon receipt by the Transfer Agent. The Transfer Agent and the Fund reserve the right to refuse any telephone instructions and may discontinue the aforementioned redemption option without notice. The minimum telephone redemption is $1,000.

Other Information Concerning Redemption

     A shareholder who requests that the proceeds of a redemption of $5,000 or more be sent by wire transfer will be charged for the cost of such wire, which is $10.00 as of the date of this Prospectus (subject to change without notice).

     The Fund reserves the right to take up to seven days to make payment if, in the judgment of the Fund's Investment Adviser, the Fund could be affected adversely by immediate payment. In addition, the right of redemption for the Fund may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary week-end and holiday closings), (b) when trading in the markets that the Fund normally utilizes is restricted, or when an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of the Fund's investments or determination of its net asset value not reasonably practicable, or (c) for any other periods as the SEC by order may permit for protection of the Fund's shareholders.

     Due to the high cost of maintaining accounts, the Fund has the right to redeem, upon not less than 30 days written notice, all of the shares of any shareholder if, through redemptions, the shareholder's account has a net asset value of less than $1,000. A shareholder will be given at least 30 days written notice prior to any involuntary redemption and during such period will be allowed to purchase additional shares to bring his account up to the applicable minimum before the redemption is processed.


                              INVESTMENT MANAGEMENT

The Investment Adviser

     The Fund has retained as its investment  adviser Mutual Funds Leader,  Inc.
(the  "Adviser"),  57  Eaglecreek,   Irvine,  California  92618,  an  investment
management firm founded in 1998.

     Subject to the supervision of the Fund's Board of Trustees, the Adviser manages the Fund's assets, including buying and selling portfolio securities. The Adviser also furnishes office space and certain administrative services to the Fund, and pays all operating expenses of the Fund except for brokerage, taxes, interest and extraordinary expenses.

     The Adviser receives from the Fund as compensation for its services an annual fee of 1.5% of the Fund's net assets.

Portfolio Manager

     Rajendra Prasad, M.D. is the portfolio manager of the Fund. Dr. Prasad is a retired physician. He personally was registered as an investment advisor under the Investment Advisors Act of 1940 from 1992 to 1998 and has managed accounts of individual investors since 1996. From 1993 to 1999, he published a monthly newsletter, "The Mutual Funds Leader," which sought to guide investors in selecting mutual funds. Prior to the inception of the Fund in 1998, neither the Adviser nor Dr. Prasad had any prior experience in advising mutual funds.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own shares in order to earn a dividend.

     In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

     If you purchase Shares just before the Fund declares a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the Fund declares a dividend or capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

     The Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

     Fund distributions may be both dividends and capital gains. Generally, distributions from the Fund are expected to be primarily capital gains distributions. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.


                               GENERAL INFORMATION

     Fifth Third Bank, 35 Fountain Square Plaza, Cincinnati, Ohio 45263, is the custodian for the Fund's securities and cash. Mutual Shareholder Services, a division of Maxus Information Systems Inc., The Tower at Erieview, Suite 1005, 1301 East Ninth Street, Cleveland, Ohio 44114, is the Fund's Transfer, Redemption and Dividend Distributing Agent.

     McCurdy & Associates C.P.A.'s, Inc., 27955 Clemens Road, Westlake, Ohio 44145, have been appointed as independent accountants for the Fund.

     McDonald, Hopkins, Burke & Haber Co., L.P.A., 2100 Bank One Center, 600 Superior Avenue, East, Cleveland, Ohio 44114, is legal counsel to the Fund and to the Adviser.

                              FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by McCurdy & Associates C.P.A.'s, Inc., whose report, along with the Fund's financial statements, are included in the Fund's Statement of Additional Information, which is available upon request.

                                                                       11/23/98*
                                                                              to
                                                                         3/31/99

Net Asset Value:

     Beginning of Period                                      $10.00
     Net Investment Income                                     (0.05)
     Net Gains or Losses on Securities
       (realized or unrealized)                                 0.51
     Total From Investment Operations                           0.46
     Dividends (from net investment income)                     0.00
     Distributions (from capital gains)                         0.00
     Return of Capital                                          0.00
     Total Distributions                                        0.00

Net Asset Value:

     End of Period                                            $10.46
     Total Return                                              13.37%

Ratios/Supplemental Data

     Net Assets End of Period (Thousands)                        210

Before expense reimbursement

     Ratio of Expenses to Average Net Assets**                 32.16%
     Ratio of Net Income to Average Net Assets**              (31.74)%

After expense reimbursement

     Ratio of Expenses to Average Net Assets**                  1.50%
     Ratio of Net Income to Average Net Assets**               (1.08)%

Portfolio Turnover Rate                                       272.04%

*Commencement of operations.
**Annualized


Notes to Financial Statements appear in the Fund's Statement of Additional Information.




  TABLE OF CONTENTS                                                        Page

  RISK/RETURN SUMMARY.........................................................2
  FEES AND EXPENSES OF THE FUND...............................................4
  HOW TO PURCHASE SHARES......................................................4
  HOW TO REDEEM SHARES........................................................6
  INVESTMENT MANAGEMENT.......................................................7
  DIVIDENDS, DISTRIBUTIONS AND TAXES..........................................8
  GENERAL INFORMATION.........................................................9
  FINANCIAL HIGHLIGHTS.......................................................10




     A Statement of Additional Information (SAI) dated February 1, 2000, is incorporated by reference into this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. The annual report discusses market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. To obtain the SAI, the annual report, semi-annual report and other information without charge and to make shareholder inquires, call the Fund at
(877) 59 FUNDS.

     Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Reports and other information about the Fund are available on the Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. You can call 1-800-SEC-0330 for information on the Public Reference Room's operations and copying charges.

     Prasad Series Trust
     The Tower at Erieview, Suite 1005
     1301 East Ninth Street
     Cleveland, Ohio 44114
     (216) 736-3500

Investment Company Act File No:    811-899

    The accompanying notes are an integral part of the financial statements.
                       STATEMENT OF ADDITIONAL INFORMATION
                                February 1, 2000


                               PRASAD GROWTH FUND
                        The Tower at Erieview, Suite 1005
                             1301 East Ninth Street
                              Cleveland, Ohio 44114
                                 (877) 59 FUNDS
                                or (216) 736-3500


     Prasad Growth Fund (the "Fund") is a non-diversified portfolio of Prasad Series Trust (the "Trust") an open-end management investment company. The investment objective of the Fund is to obtain capital appreciation. This Statement of Additional Information is not a prospectus. A copy of the Fund's prospectus can be obtained from the Fund's Transfer Agent at The Tower at Erieview, Suite 1005, 1301 East Ninth Street, Cleveland, Ohio 44114, telephone number (877) 59 FUNDS or (216) 736-3500.

     The date of this Statement of Additional Information is February 1, 2000.



                                TABLE OF CONTENTS


CAPTION                                   PAGE            LOCATION IN
Fund History                               3           Not Applicable
Investments and Risks                      3           Risk/Return Summary
Management of the Fund                     7           Investment Management
Ownership of Shares                        8           Not Applicable
Investment Advisory and Other Services     8           Investment Management
Brokerage Allocation                      10           Not Applicable
Capital Stock and Other Securities        11           Not Applicable
Purchase, Redemption and Pricing          11           How to Purchase Shares/
of Shares                                              How to Redeem Shares
Taxation of Fund                          11           Dividends, Distributions
                                                         and Taxes
Performance                               12           Not Applicable
Financial Statements                      13           Financial Highlights



                                  FUND HISTORY


     The Trust was organized as a business trust under the laws of the State of Delaware pursuant to an Agreement and Declaration of Trust dated July 31, 1998.






                              INVESTMENTS AND RISKS

Classification

     The Fund is a non-diversified portfolio of the Trust, which is an open-end management investment company.

Investment Strategies and Risks

     The Fund has an investment objective of obtaining capital appreciation. The principal investment strategies used by the Fund to pursue this objective, together with the principal risks of investing in the Fund, are described in the Prospectus under the heading "Risk/Return Summary."

     Described below are (i) certain other investment strategies (including strategies to invest in particular types of securities) which are not principal strategies and (ii) the risks of those strategies:

     Options. The Fund may invest up to 5% of its assets in put and call options which trade on securities exchanges. Such options may be on individual securities or on indexes. A put option gives the Fund, in return for the payment of a premium, the right to sell the underlying security or index to another party at a fixed price. If the market value of the underlying security or index declines, the value of the put option would be expected to rise. If the market value of the underlying security or index remains the same or rises, however, the put option could lose all of its value, resulting in a loss to the Fund.

     A call option gives the Fund, in return for the payment of a premium, the right to purchase the underlying security or index from another party at a fixed price. If the market value of the underlying security or index rises, the value of the call option would also be expected to rise. If the market value of the underlying security or index remains the same or declines, however, the call option could lose all of its value, resulting in a loss to the Fund.

     Warrants. The Fund may invest up to 5% of its net assets in warrants, which are options to purchase a specified security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time. If the market value of the underlying security remains the same or declines, the warrant could lose all of its value, resulting in a loss to the Fund.

     Futures Contracts. For the purpose of hedging the Fund's investment in equity securities or its cash position, the Fund may invest up to 5% of its net assets in futures contracts for the purchase or sale of specific securities or stock indexes. A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date. Futures are generally bought and sold on commodity exchanges.

     There are several risks in connection with the use of futures contracts. In the event of an imperfect correlation between the futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into futures contracts on debt securities or stock indexes.

     In addition, the market price of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

     Finally, positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures. There is no assurance that a liquid secondary market on an exchange or board of trade will exist at any particular time.

     Short Sales. The Fund may seek to realize additional gains through short sale transactions in securities listed on one or more national securities exchanges or on NASDAQ. Short selling involves that sale of borrowed securities. At the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender.

     Since short selling can result in profits when stock prices generally decline, the Fund in this manner can, to a certain extent, hedge the market risk to the value of its other investments and protect its equity in a declining market. However, the Fund could, at any given time, suffer both a loss on the purchase or retention of one security if that security should decline in value, and a loss on a short sale of another security, if the security sold short should increase in value. When a short position is closed out, it may result in a short term capital gain or loss for federal income tax purposes. Moreover, to the extent that in a generally rising market the Fund maintains short positions in securities rising with the market, the net asset value of the Fund would be expected to increase to a lesser extent that the net asset value of a mutual fund that does not engage in short sales.

     No short sales will be effected which will, at the time of making such short sale transaction and giving effect thereto, cause the aggregate market value of all securities sold short to exceed 25% of the value of the Fund's net assets. The value of the securities of any one issuer that have been shorted by the Fund is limited to the lesser of 2% of the value of the Fund' net assets or 2% of the securities of any class of the issuer. In addition, to secure the Fund's obligation to replace any borrowed security, it will place in a segregated account, an amount of cash or U.S. Government securities equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or U.S. Government securities originally deposited with the broker in connection with the short sale (excluding the proceeds of the short sale). The Fund will thereafter maintain daily the segregated amount at such a level that the amount deposited in it plus the amount originally deposited with the broker as collateral will equal the greater of the current market value of the securities sold short or the market value of the securities at the time they were sold short. The Fund may make short sales "against the box", i.e., sales made when the Fund owns securities identical to those sold short.

Fund Policies

     The Fund has adopted the following fundamental investment policies and restrictions. These policies cannot be changed without approval by the holders of a majority of the outstanding voting securities of the Fund. As defined in the Act, the "vote of a majority of the outstanding voting securities" of the Fund means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund. Except as set forth in the Prospectus or this Statement of Additional Information, the Fund may not:

          1. Invest more than 25% of the value of such Fund's total assets in securities of companies in a particular industry (except obligations issued or guaranteed by the United States Government, its agencies and instrumentalities).

          2. Purchase the securities of any issuer if, as a result, more than 10% of the value of the Fund's net assets would be invested in securities that are not readily marketable.

          3. With respect to 50% of the total assets of the Fund, purchase a security of any issuer (other than cash, money market mutual funds and obligations issued or guaranteed by the United States Government, its agencies and instrumentalities) if such purchase would cause the Fund's holdings of that issuer to amount to more than 5% of the Fund's total assets.

          4. Invest more than 25% of the value of its assets in a single issuer (except obligations issued or guaranteed by the United States Government, its agencies and instrumentalities).

          5. Invest in securities of other registered investment companies, except by purchase in the open market involving only customary brokerage commissions, or except as part of a merger, consolidation, reorganization or acquisition.

          6. Invest in securities of any registered closed-end investment company, if immediately after such purchase or acquisition such Fund would own more than 1% of the total outstanding voting stock of such closed-end company.

          7. Invest more than 10% of the Fund's net assets in securities for which market quotations are not readily available and repurchase agreements maturing in more than seven days.

          8. Lend money or securities, provided that the making of interest-bearing demand deposits with banks and the purchase of debt securities in accordance with its objective and policies are not prohibited.

          9. Borrow money except for temporary or emergency purposes from banks (but not for the purpose of purchase of investments) and then only in an amount not to exceed 5% of the Fund's net assets; or pledge the Fund's securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowings secured thereby.

          10. Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

          11. Write (sell) put or call options, combinations thereof or similar options; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options.

          12. Purchase or retain the securities of any issuer if any of the officers or Trustees of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

          13. Invest for the purpose of exercising control or management of another issuer.

          14. Invest in commodities or commodity futures contracts or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

          15. Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

          16. Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

          17. Issue senior securities as defined in the Act. 18. Purchase securities subject to restrictions on disposition under the Securities Act of 1933.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.


                             MANAGEMENT OF THE FUND

     The Board of Trustees is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. The day-to-day operations of the Fund are conducted by its officers. The following table provides biographical information with respect to each current Trustee and officer of the Fund. Each Trustee who is or may be deemed to be an "interested person" of the Fund, as defined in the Act, is indicated by an asterisk.



Name and Address               Position Held               Principal Occupation


Rajendra Prasad*             Chairman, Treasurer          Retired physician;
                             and Trustee                  publisher of mutual
                                                          funds newsletter
                                                          until 1999;
                                                          registered investment
                                                          adviser

Anita Alamshaw, M.B.A.*      Trustee                      Sales and marketing
                                                          in pharmaceutical

Richard L.D. Saxton          Trustee                      Television broadcaster
                                                          specializing in

Samir Thakkar                Trustee                      Managing Director,
                                                          The Acacia Group

     No officer, director or employee of Mutual Funds Leader Inc. (the "Adviser") receives any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Trustee who is not an officer, director or employee of the Adviser or any affiliate receives from the Fund a fee of $125 for each Board or shareholders meeting attended. The fees paid to the Trustees for the fiscal year ended March 31, 1999, which are the only compensation or benefits payable to Trustees, are summarized in the following table:



                               COMPENSATION TABLE

                                           Aggregate Compensation
          Name of Trustee                      from the Fund*
Rajendra Prasad                          $      0
Anita Alamshaw                                250
Richard L.D. Saxton                           250
Samir Thakkar                                 250




                               OWNERSHIP OF SHARES

     As of November 8, 1999, the following persons were known by the Fund to be the beneficial owners of more than 5% of the shares of the Fund:


                     Name and Addressof Ownership Percentage

 Rajendra Prasad*                                           14.8%
 57 Eaglecreek
 Irvine, California  92618

 Krishna & Parvataneni Arun, M.D. Tttees.                  27.07%
 Profit Sharing Plan Trust
 2777 Pacific Avenue - Suite D Long Beach, CA 90806

 Veena Charu IRA                                           12.05%
 1757 N. Mountain View Place
 Fullerton, CA 92831

 Paul P. Lee Trustee                                        5.25%
 Lee Family Trust Dtd 12-10-75
 945 Via Del Monte
 Palos Verdes Estates, CA 90274

 Arthur J. Lunsk IRA                                        7.30%
 3691 Pirate Circle
 Huntington Beach, CA 92649

 National Investors Services                                7.05%
 55 Water Street - 32nd Floor
 New York, NY 10041

 Paul S. Yoon IRA                                           7.92%
 18817 Jeffrey Avenue
 Cerritos, CA 90703

*Rajendra Prasad may be deemed to "control" the Fund.


     As of November 8, 1999, all officers and Trustees as a group beneficially owned 13,829 shares, constituting 14.8% of the outstanding shares of the Fund.


                     INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

     Mutual Funds Leader, Inc. (the "Adviser") is the investment adviser for the Fund. Rajendra Prasad is the president and a principal shareholder of the Adviser and, therefore, is deemed to be in control of the Adviser.

     As compensation for the Adviser's services rendered to the Fund, the Fund pays a fee, computed and paid monthly, at an annual rate of 1.5% of the net assets of the Fund. For the fiscal year ended March 31, 1999, the Adviser received management fees from the Fund in the amount of $543.

     Subject to the supervision and direction of the Fund's Trustees, the Adviser manages the Fund's portfolio in accordance with the stated policies of the Fund. The Adviser makes investment decisions for the Fund and places the purchase and sale orders for portfolio transactions. In addition, the Adviser furnishes office facilities and clerical and administrative services, and pays all operating expenses of the Fund except for brokerage, taxes, interest and extraordinary expenses. In addition, subject to the direction of the Fund's Board of Trustees, the Adviser is responsible for the overall management of the business affairs of the Fund.

     Brokerage fees and commissions, taxes, interest and extraordinary expenses are paid by the Fund.

Other Service Providers

     The Fund has entered into an Administration Agreement with Mutual Shareholder Services LLC ("MSS"), pursuant to which MSS has agreed to act as the Fund's Transfer, Redemption and Dividend Disbursing Agent. As such, MSS maintains the Fund's official record of shareholders and is responsible for crediting dividends to shareholders' accounts. In consideration of such services, the Fund pays MSS an annual fee, paid monthly, equal to $9.75 per shareholder account (with a monthly minimum of $775) plus $12 per month for each state in which the Fund is registered under such state's securities laws, plus out-of-pocket expenses. In addition, the Fund has entered into an Accounting Services Agreement with MSS, pursuant to which MSS has agreed to provide portfolio pricing and related services, for the payment of an annual fee of $21,000 for the first $25,000,000 in net assets, $10,500 for the next $25,000,000 in net assets and $5,750 for each additional $25,000,000 in net assets, plus out-of-pocket expenses. For the fiscal year ended March 31, 1999, the Fund paid MSS fees under the Administration Agreement and the Accounting Services Agreement in the amount of $3,600.

     Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as the Fund's custodian. As custodian, Fifth Third Bank maintains custody of the Fund's cash and portfolio securities.

     McCurdy & Associates C.P.A.'s, Inc., independent certified public accountants located at 27955 Clemens Road, Westlake, Ohio 44145, has been selected as auditors for the Fund. In such capacity, McCurdy & Associates C.P.A.'s, Inc. periodically reviews the accounting and financial records of the Fund and examines its financial statements.


                              BROKERAGE ALLOCATION

     Decisions to buy and sell securities for the Fund are made by the Adviser subject to the overall supervision and review by the Fund's Trustees. Portfolio security transactions for the Fund are effected by or under the supervision of the Adviser.

     Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price of those securities includes an undisclosed commission or markup. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's markup or markdown.

     In executing portfolio transactions and selecting brokers and dealers, it is the Fund's policy to seek the best overall terms available. The Investment Advisory and Administration Agreement provides that, in assessing the best overall terms available for any transaction, the Adviser shall consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Investment Advisory and Administration Agreement authorizes the Adviser, in selecting brokers or dealers to execute a particular transaction, and, in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Adviser exercises investment discretion. The Fund's Board of Trustees periodically reviews the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the services received will primarily benefit one or more other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of services received as a result of portfolio transactions effected for other accounts. the Adviser's fee under the Investment Advisory and Administration Agreement is not reduced by reason of the Adviser's receiving such brokerage and research services.

     During the fiscal year ended March 31, 1999, the aggregate amount of brokerage commissions paid by the Fund was $2,396.


                       CAPITAL STOCK AND OTHER SECURITIES

     The Declaration of Trust provides for an unlimited number of authorized shares of beneficial interest in the Fund. Shareholders are entitled to one vote per share on such matters as shareholders are entitled to vote.

     Upon issuance and sale in accordance with the terms of the Prospectus, each share will be fully paid and non-assessable. Shares of the Fund have no preemptive, subscription or conversion rights. The Declaration of Trust also provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every agreement, obligation or instrument entered into or executed by the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.


                   PURCHASE, REDEMPTION AND PRICING OF SHARES

     The information pertaining to the purchase and redemption of the Fund's shares appearing in the Prospectus under the captions "How To Purchase Shares" and "How To Redeem Shares" is hereby incorporated by reference.

     The price paid for shares of the Fund is the net asset value per share next determined after receipt by the Transfer Agent of properly identified purchase funds, except that the price for shares purchased by telephone is the net asset value per share next determined after receipt of telephone instructions. Net asset value per share is computed as of the close of business (currently 4:00 P.M., New York time) each day the New York Stock Exchange is open for trading and on each other day during which there is a sufficient degree of trading in the Fund's investments to affect materially net asset value of its redeemable securities.

     For purposes of computing the net asset value per share of the Fund, securities listed on a national securities exchange or on the NASDAQ National Market System will be valued on the basis of the last sale of the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of business on each day or, if market quotations are not readily available, at fair value as determined in good faith by the Board of Trustees. Unless the particular circumstances (such as an impairment of the credit-worthiness of the issuer) dictate otherwise, the fair market value of short-term securities with maturities of 60 days or less shall be their amortized cost. All other securities and other assets of the Fund will be valued at their fair value as determined in good faith by the Board of Trustees.


                              TAXATION OF THE FUND

     The Fund intends to qualify each year as a "regulated investment company" under the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Qualification as a regulated investment company will result in the Fund's paying no taxes on net income and net realized capital gains distributed to shareholders. If these requirements are not met, the Fund will not receive special tax treatment and will pay federal income tax, thus reducing the total return of the Fund.

     Statements as to the tax status of each shareholder's dividends and distributions will be mailed annually by the Fund's transfer agent. Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state or local taxes.


                                   PERFORMANCE

     From time to time, the Fund may advertise performance data represented by a cumulative total return or an average annual total return. Total returns are based on the overall or percentage change in value of a hypothetical investment in a Fund and assume all of the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period.
Because average annual returns tend to smooth out variations in the Fund's returns, it should be recognized that they are not the same as actual year-by-year results.

     Performance may be compared to well-known indices such as the Dow Jones Industrial Average or alternative investments such as Treasury Bills. Also, the Funds may include published editorial comments compiled by independent organizations such as Lipper Analytical Services or Morningstar, Inc.

     All performance information is historical in nature and is not intended to represent or guarantee future results. The value of Fund shares when redeemed may be more or less than their original cost.

     Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders which may be obtained from the Fund without charge.

                                   INDEPENDENT AUDITOR'S REPORT



To The Shareholders and
Board of Trustees
Prasad Growth Fund

We have audited the accompanying statement of assets and liabilities of the Prasad Growth Fund, including the schedule of portfolio investments, as of March 31, 1999, and the related statement of operations, the statement of changes in net assets, and financial highlights for the period from November 23, 1998 (commencement of operations) to March 31, 1999 in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of March 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Prasad Growth Fund as of March 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the period from November 23, 1998 (commencement of operations) to March 31, 1999 in the period then ended, in conformity with generally accepted accounting principles.




McCurdy & Associates CPA's, Inc.
Westlake, Ohio
April 29, 1999

Dear Shareholders:

After the bottom of the stock market on October 8th 1998, it took off like a rocket. Our fund began its life six weeks after that. The green signal came from the Securities and Exchange Commissionon 11/25/98, the day before Thanksgiving. I started buying stocks the day after Thanksgiving. So Thanksgiving day has quite a significance for Prasad Growth Fund. My thanks go to all the investors and everyone behind the scene working hard for the fund.

It would have been fantastic if the fund had begun its life in October of 1998. Irregardless our fund did well in December of 1998. It was up by 11.6% on 12/31/98 since its inception on 11/25/98. The benchmark S&P 500 grew by 3.6%. This was quite good for a new fund joining the race where S&P 500 was already running.

On January 29th 1999 our fund was up by 18.1% and S&P 500 was up by 7.3%. In February of 1999 the over all market came down with growth stocks taking a beating and cyclical ones going up. Our fund had around thirty growth stocks. Because of this by the end of February 1999 our fund was up 6.5% from inception when compared to S&P 500 of 4.3% from the same date. By the end of March 1999 our fund was up by 4.1% from inception when compared to S&P 500 which was up by 8.4% from the same date.

Our fund needs more time on its side to have a higher differential. I am planning to increase the number of stocks held in the portfolio to reduce the volatility. Our fund has stocks in several leading sectors. But during some periods the leading sectors are overtaken by cyclicals. In the long run the best growth stocks will prevail. My philosophy is to invest in the best of growth stocks. As the earnings of these companies grow our fund would grow. I am looking for the magic factor of compounding which needs time. In the next nine years we can expect the market to perform extremely well because of the economic stimulus caused by the baby boom generation. Also the environment is ideal consisting of robust growth with low interest rates and subdued inflation.

Thank you and good bye.


Raj Prasad

                             Prasad Growth Fund
                           Schedule of Investments
                               March 31, 1999



 Shares/Principal Amount 			 Market Value 	% of Assets
 Computer-Local Networks
    80  Cisco Systems Inc. *                            8,765        4.17%

 Computer Software-Enterprise
   200  Oracle Corp. *                                  5,275
   100  Siebel Systems *                                4,750
    50  Veritas Software *                              4,038
                                                    ---------
                                                       14,063        6.69%
 Computer-Mainframes
   160  Dell Computer Corp. *                           6,540
    90  Gateway 2000 *                                  6,171
    50  Sun Microsystems *                              6,253
                                                    ---------
                                                       18,964        9.02%
 Computer-Memory Devices
   100  Network *                                       5,063        2.41%

 Computer Software Desktop
   300  Microsoft Corp. *                              26,888       12.79%

 Computer Software-Fin
   150  Fund Tech *                                     4,519        2.15%

 Comml Services-Misc
    50  Abacus *                                        4,100        1.95%

 Computer Software Security
   175  Check Point Software Tech *                     7,525        3.58%

 Medical/Dental Services
    75  ADV Paradigm *                                  4,739        2.25%

 Telecommunications-Equip
   100  Comverse Technology Inc *                       8,500        4.04%

 Financial Services Misc
    50  Providian Corp                                  5,500        2.62%

 Leisure/Toys/Games/Hobbies
   450  Jakks Pacf *                                    8,325        3.96%

 Elec-Semiconductor Mfg
    85  Flextronics Intl Ltd *                          4,335        2.06%


* Non-Income producing securities.


     The accompanying notes are an integral part of the financial statements.

 Retail-Apparel/Shoe
    90  Abercombe *                                     8,303
   250  Pacific Sun *                                   8,687
                                                    ---------
                                                       16,990        8.08%
 Retail-Consumer Elect
   100  Best Buy Co. Inc. *                             5,200        2.47%

 Telecommunications-Equip
   200  Intl Intergration *                             6,400
   100  Nokia                                          15,575
    50  Tellabs Inc. *                                  4,888
                                                    ---------
                                                       26,863       12.78%
 Telecommunications-Svcs
   300  Gilat Comm *                                    4,181
   100  MCI Worldcom Inc. *                             8,856
                                                    ---------
                                                       13,037        6.20%
 Finance-Invesment Brokers
   200  Knight/Trimark Group *                         13,400        6.37%
                                                    ---------
        Total Stocks                                  196,776

 Call Options
   400  Dell Jan 01 - 25 Calls                          9,000        4.28%
                                                    ---------
        Total Call Options                              9,000

 Repurchase Agreements
42,390  Repurchase 4.4%, 4-1-99                        42,390       20.16%
        FHLMC Pool #G106557 7.5%, 2/1/12
                                                    ---------
        Total Repurchase Agreements                    42,390

        Total Investments (cost $241,070)             248,166      118.04%

        Other Assets Less Liabilities                 (37,933)     -18.04%

        Net Assets - Equivalent to
          $10.46 per share on                         210,233      100.00%
                                                    =========

* Non-Income producing securities.


     The accompanying notes are an integral part of the financial statements.

                   Statement of Assets and Liabilities
                               March 31, 1999

Assets
     Investment Securities at Market Value            248,166
          (Identified Cost - $241,070)
     Cash                                                 242
     Receivables:
          Dividends and Interest                            5
     Other Assets                                           0
                                                    ---------
               Total Assets                           248,413

Liabilities
     Payables:
          Investment Securities Purchased              37,369
          Shareholder Distributions                         0
          Accrued Expenses                                811
                                                    ---------
               Total Liabilities                       38,180

Net Assets                                            210,233
Net Assets Consist of:
     Capital Paid In                                  205,202
     Accumulated Realized Gain
        (Loss) on Investments - Net                    (2,065)
     Unrealized Appreciation in Value of Investments
        Based on Identified Cost - Net                  7,096
                                                    ---------
Net Assets, for 20,096 Shares Outstanding             210,233


Net Asset Value and Redemption Price
     Per Share ($210,233/20,096 shares)                 10.46

Offering Price Per Share                                10.46


     The accompanying notes are an integral part of the financial statements.

                         Statement of Operations

                                11/23/98 *
                                   to
                                 3/31/99
Investment Income:              --------
     Dividends                     31
     Interest                     199
                               ------
   Total Investment Income        230


Expenses
     Management Fees (Note 2)     543
     Director fees                750
     Custody                    1,382
     Transfer agent fees        3,600
     Legal                        534
     Insurance                    921
     Audit                      8,200
     Other expenses             1,441
     Organizational Costs           0
                               ------
   Total Expenses              17,371

   Reimbursed expenses        (16,560)
                               ------
   Total Expenses
      after reimbursement         811

Net Investment Income            (581)

Realized and Unrealized Gain
  (Loss) on Investments:
  Realized Gain
    (Loss) on Investments      (2,065)
  Unrealized Gain (Loss)
    from Appreciation
    (Depreciation) on
    Investments                 7,096
                               ------
Net Realized and Unrealized
  Gain (Loss) on Investments    5,031

Net Increase (Decrease) in
  Net Assets from Operations    4,450
                               ======

* Commencement of operations



     The accompanying notes are an integral part of the financial statements.

                        Statement of Changes in Net Assets

                                                11/23/98 *
                                                   to
                                                 3/31/99
                                                --------
From Operations:
     Net Investment Income                          (581)
     Net Realized Gain (Loss) on Investments      (2,065)
     Net Unrealized Appreciation (Depreciation)    7,096
                                                 -------
     Increase (Decrease) in Net Assets
       from Operations                             4,450

From Distributions to Shareholders
     Net Investment Income                             0
     Net Realized Gain (Loss) from
       Security Transactions                           0
                                                 -------
     Net Increase (Decrease) from Distributions        0

From Capital Share Transactions:
     Proceeds From Sale of 10,096 Shares         105,783
     Net Asset Value of 0 Shares Issued
       on Reinvestment of Dividends                    0
     Cost of 0 Shares Redeemed                         0
                                                 -------
                                                 105,783

Net Increase  in Net Assets                      110,233
Net Assets at Beginning of Period                100,000
                                                 -------
Net Assets at End of Period                      210,233


     The accompanying notes are an integral part of the financial statements.

                                Financial Highlights

Selected data for a share of common stock outstanding throughout the period:

                                11/23/98 *
                                  to
                                 3/31/99
                                --------
Net Asset Value -
     Beginning of Period           10.00
Net Investment Income              (0.05)
Net Gains or Losses on Securities
     (realized and unrealized)      0.51
                                  ------
Total from Investment Operations    0.46
Dividends
     (from net investment income)   0.00
Distributions (from capital gains)  0.00
Return of Capital                   0.00
                                  ------
     Total Distributions            0.00
Net Asset Value -
     End of Period                 10.46

Total Return **                    13.37 %
Ratios/Supplemental Data
Net Assets - End of Period
  (Thousands)                        210

Before expense reimbursement
   Ratio of Expenses to
     Average Net Assets **         32.16 %
   Ratio of Net Income to
     Average Net Assets **        (31.74)%

After expense reimbursement
   Ratio of Expenses to
     Average Net Assets **          1.50 %
   Ratio of Net Income to
     Average Net Assets **         (1.08)%

Portfolio Turnover Rate           272.04 %

* Commencement of operations
** Annualized

     The accompanying notes are an integral part of the financial statements.

                                 PRASAD GROWTH FUND
                           Notes to Financial Statements
                                   March 31, 1999


1.)   SIGNIFICANT ACCOUNTING POLICIES
  The Fund is an open-end management investment company, organized as a Trust under the laws of the State of Delaware by a Declaration of Trust in July 1998. The Fund's investment objective is to obtain capital appreciation. In seeking its objective, this Fund will invest at least 65% of its total assets in equity securities. Significant accounting policies of the Fund are presented below:

  SECURITY VALUATION:
  The  Fund  intends to invest in a wide variety of equity and debt  securities.
  The  investments  in  securities are carried  at  market  value.   The  market
  quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

  SECURITY TRANSACTION TIMING
  Security transactions are recorded on the dates transactions are entered into. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.

  INCOME TAXES:
  It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

  ESTIMATES:
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


2.)   INVESTMENT ADVISORY AGREEMENT
  The Fund has entered into an investment advisory and administration agreement with Mutual Funds Leader, Inc. The Investment Advisor receives from the Fund as compensation for its services an annual fee of 1% on the Fund's net assets. The Fund pays all expenses not assumed by the Adviser, including brokerage fees and commissions, fees of Trustees not affiliated with the Adviser, expenses of registration of the Fund and of the share of the fund with the Securities and Exchange Commission and the various state, charges of the custodian, dividend and transfer agent, outside auditing and legal expenses, liability insurance premiums on property or personnel, etc. From time to time, Mutual Funds Leader, Inc. may waive some or all of the fees and may reimburse expenses of the Fund. The Fund paid investment management fees of $543 during the fiscal year ended March 31, 1999. The Adviser paid $16,500 of Fund expenses during that same period.


3.)   RELATED PARTY TRANSACTIONS
  Certain owners of Mutual Funds Leader, Inc. are also owners and/or directors of the Prasad Growth Fund. These individuals may receive benefits from any management fees paid to the Advisor.

  As of March 31, 1999, Rajendra Prasad owned 69% of the shares. This individual is considered a control person as defined under Section 2(1)(9) of the 1940 Act, by virtue of their ownership of more than 25% of the voting securities of the Fund.

                                 PRASAD GROWTH FUND
                           Notes to Financial Statements
                                   March 31, 1999
                                     (continued)


4.)   CAPITAL STOCK AND DISTRIBUTION
  At March 31, 1999 an indefinite number of shares of capital stock were authorized, and paid-in capital amounted to $205,783. Transactions in common stock were as follows:

                Shares sold                              10,096
                Shares issued to shareholders in
                  reinvestment of dividends              10,096
                Shares redeemed                               0
                                                        -------
                Net Increase                             10,096
                Shares Outstanding:
                    Beginning of Period                  10,000
                                                        -------
                    End of Period                        20,096


5.)   PURCHASES AND SALES OF SECURITIES
  During the period four-month period ending March 31, 1999, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $549,089 and $348,295 respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0 respectively.


6.)   FINANCIAL INSTRUMENTS DISCLOSURE
  There are no reportable financial instruments that have any off-balance sheet risk as of March 31, 1999.


7.)   SECURITY TRANSACTIONS
  For Federal income tax purposes, the cost of investments owned at March 31, 1999 was the same as identified cost.
  At March 31, 1999, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

                                                   Net Appreciation
                  Appreciation    (Depreciation)     (Depreciation)
                     10,698          (3,603)             7,095


8.)   RECLASSIFICATION OF CAPITAL ACCOUNTS
  The  Fund  has  adopted Statement of Position 93-2, Determination,  Disclosure
  and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. As a result of this statement, the Fund changed the classification of distributions to shareholder to better disclose the difference between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, undistributed net investment loss and paid in capital have adjusted as of March 31, 199 in the following amounts. These restatements did not affect net investment income, net realized gain (loss) or net assets for the year ended March 31, 1999.

               Undistributed Net
                Investment Loss            Paid in Capital
                     581                        (581)

--------------------------------------------------------------------------------

                                Board of Trustees
                                 Rajendra Prasad
                                 Anita Alamshaw
                               Richard L.D. Saxton
                                  Samir Thakkar


                               Investment Adviser
                            Mutual Funds Leader, Inc.
                               821 Hillside Drive
                          Long Beach, California 90815


                             Dividend Paying Agent,
                         Shareholders' Servicing Agent,
                                 Transfer Agent
                           Mutual Shareholder Services
                           1301 E. 9th St., Suite 1005
                              Cleveland, Ohio 44114


                                    Custodian
                                Fifth Third Bank
                              Mutual Fund Services
                            38 Fountain Square Plaza
                                    MD 1090E5
                              Cincinnati, OH 45263


                                     Counsel
                             Michael J. Meaney, Esq.
                   Benesch, Friedlander, Coplan & Aronoff LLP
                            2300 BP America Building
                                200 Public Square
                              Cleveland, Ohio 44114


                              Independent Auditors
                        McCurdy & Associates CPA's, Inc.
                                27955 Clemens Rd
                              Westlake, Ohio 44145